Exhibit 99.10
(Text of graph posted to Ashland Inc.'s website concerning
 Valvoline Premium Oil Sales)

Premium Lubricants % Of Branded Volume
	2002	2003	2004	2005	2006	2007
January	14.2	16.7	20.8	23.0	23.9	24.1
February	14.8	20.2	21.7	21.9	25.1	21.5
March	17.9	19.4	21.8	26.7	24.1	24.3
April	17.2	17.1	22.4	23.8	23.3	24.0
May	16.8	20.5	22.5	23.2	21.8	26.3
June	17.8	21.5	20.9	26.3	22.2	23.2
July	15.9	17.2	21.4	23.6	22.5	22.2
August	17.1	18.7	24.3	24.1	23.3	24.8
September	17.5	19.4	23.3	21.5	20.9
October	16.5	17.1	22.4	22.2	21.7
November	17.4	19.5	20.9	24.4	20.5
December	16.8	22.1	22.2	22.1	22.6